-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  February 13, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Sale and Servicing Agreement, dated as of
     February 1, 1997, relating to the Cityscape Home Loan Owner Trust 1997-1, Home Loan Asset Backed Notes and Certificates).


                        FINANCIAL ASSET SECURITIES CORP.
---------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware                333-10273       06-1442101
----------------------------  -------------- -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
-----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
                                                   ----- --------


-----------------------------------------------------------------

Item 5.   Other Events.
----      ------------

     On February 13, 1997 Financial Asset Securities Corp. (the "Company") is filing a Form T-1 to designate FIRST BANK NATIONAL ASSOCIATION to act as an elegible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as
Exhibit 1.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------

          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     1.   Form T-1


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.


                              By: /s/ Peter McMullin
                                  ------------------------------
                                  Peter McMullin



Dated:  February 13, 1997


                                Exhibit Index
                               -------------

Exhibit                                           Page
-------                                           ----

1.   Form T-1